PART-TIME EMPLOYMENT AGREEMENT

         This Part-Time Employment Agreement ("Agreement") is made and entered into between David S. Loeb ("Employee") and Countrywide Credit Industries, Inc. ("Countrywide") as of February 28, 2000.

1. In exchange for a salary of $500 per month, subject to applicable Federal and State payroll tax and other required withholdings, Employee shall provide to Countrywide, on no less than a quarterly basis, a summary of his economic forecast for the United States and global economies. This forecast shall be provided to Countrywide's General Counsel no later than thirty days following the end of each calendar quarter during the term of this Agreement, commencing on June 30, 2000. Employee and Countrywide further agree that this position shall require no more than 10 hours per month of Employee's time. Employee and Countrywide further agree that Employee is not entitled to any benefits of employment other than what is specifically agreed to by the parties in the letter agreement from Sandor E. Samuels dated February 28, 2000.

2. This Agreement shall be effective until July 31, 2005 unless terminated, and it may be terminated by either party at any time, with or without notice or cause. In the event this Agreement is terminated by Countrywide other than a) for "Cause" (as defined in Employee's Third Restated Employment Agreement dated March 1, 1999), or b) as a result of Employee's death, Countrywide shall cause all the remaining outstanding option agreements covering the options listed on Exhibit "A" (attached hereto) which are outstanding as of the date of such employment termination to be amended to provide that the options shall expire at the termination of the respective terms without regard to any accelerated expiration by reason of retirement or other termination of employment. In addition, upon employment termination as described in the previous sentence, any options contained in Exhibit A which are not exercisable shall become immediately exercisable.

     3. This Agreement may not be amended without the express written consent of both parties hereto.

 IN WITNESS HEREOF, the parties have executed this Agreement as of the date first above written.

                      COUNTRYWIDE CREDIT INDUSTRIES, INC.

    By:__________________________________

Title:_________________________________

                                            ------------------------------------
                                      David S. Loeb, in his individual capacity

                                    Exhibit A

David S. Loeb

Option Agreements

------------------------------------- ----------------------------------- -----------------------------------
             Grant Date                        Expiration Date                        Number of
                                                                                    Option Shares

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
             03/24/1992                           03/24/2002                                           2,675
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
             03/24/1992                           03/24/2002                                         109,948
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
             04/07/1993                           04/07/2003                                         283,806
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
             06/01/1995                           06/01/2005                                          18,890
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
             06/01/1995                           06/01/2005                                         100,607
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
             06/01/1995                           06/01/2005                                          59,749
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
            06/03/1996*                           06/03/2006                                         358,089
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
            06/03/1996*                           06/03/2006                                           6,004
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
             07/11/1996                           07/11/2006                                       1,000,000
------------------------------------- ----------------------------------- -----------------------------------

                                          Total Number of Option Shares:                           1,939,768

     As of February 28, 2000

* CONTAINS OPTIONS WHICH HAVE NOT VESTED AS OF FEBRUARY 28, 2000